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                                 EXHIBIT 10.9

              EMPLOYMENT AGREEMENT BETWEEN SOUTH JERSEY FINANCIAL
                   CORPORATION, INC. AND GREGORY M. DIPAOLO
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                                                                    Exhibit 10.9

     Mr. DiPaolo's Employment Agreement is the same as the Employment Agreement in Exhibit 10.8, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Gregory M. DiPaolo; (ii) the signatory for the Company, which is Robert J. Colacicco; (iii) the position in Section 1, which is Executive Vice President, Treasurer and Chief Operating Officer; and (iv) the amount of the base salary in Section 3(a), which is $142,730.